SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2000


BT INVESTMENT FUNDS
Latin American Equity Fund and Pacific Basin Equity Fund

THE FOLLOWING DISCLOSURE SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

On January 26, 2000, the Board of Trustees of the Latin American Equity Fund voted to close the Fund to new shareholders effective January 27, 2000. The Board of Trustees also voted to liquidate and terminate the Latin American Equity Fund during the first quarter of 2000.

On January 26, 2000, the Board of Trustees of the Pacific Basin Equity Fund voted to close the Fund to new shareholders effective January 27, 2000. The Board of Trustees also voted to liquidate and terminate the Pacific Basin Equity Fund during the first quarter of 2000.